Exhibit 99.1

LETTER OF TRANSMITTAL

Offer to Exchange

All Outstanding 9.125% Senior Notes due 2018 ($400,000,000 principal amount outstanding) for 9.125% Senior Notes due 2018 which have been registered under the

Securities Act of 1933

of

THE GYMBOREE CORPORATION

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK

CITY TIME ON                     , 2011 (THE “EXPIRATION DATE”), UNLESS EXTENDED.

The Exchange Agent is:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By Mail, Hand or Overnight Delivery: DB Services Americas, Inc. MS JCK01-D218 5022 Gate Parkway, Suite 200 Jacksonville, FL 32256 Attn: Reorganization Unit	By Facsimile: 1-615-866-3889 For Information or Confirmation by Telephone: 1-800-735-7777, Option 1

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The undersigned acknowledges receipt of the Prospectus dated                     , 2011 (the “Prospectus”) of The Gymboree Corporation (the “Issuer”), and the subsidiary guarantors of the Issuer named therein (the “Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange its 9.125% Senior Notes due 2018, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Issuer’s issued and outstanding unregistered 9.125% Senior Notes due 2018. In this Letter of Transmittal, the Issuer’s issued and outstanding unregistered 9.125% Senior Notes due 2018 are referred to as the “Outstanding Notes,” and the Issuer’s registered 9.125% Senior Notes due 2018 are referred to as the “Exchange Notes.” Payment of the Outstanding Notes has been, and payment of the Exchange Notes will be, guaranteed by the Guarantors pursuant to the terms of the indenture governing the Outstanding Notes and the Exchange Notes.

The terms of the Exchange Notes are substantially identical to those of the Outstanding Notes, except that the transfer restrictions and registration rights relating to the Outstanding Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default.

The Issuer is not making the Exchange Offer to holders of the Outstanding Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction. The Issuer also will not accept surrenders for exchange from holders of the Outstanding Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE

LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH

Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Outstanding Notes**	Principal Amount Tendered**

Total:

*       Need not be completed by book-entry holders.

**     Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See instruction 2.

Holders of Outstanding Notes whose respective notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company (“DTC”).

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, such person acknowledges that (i) it has not entered into any arrangement or understanding with the Issuer or any of the Issuer’s “affiliates” to distribute the Exchange Notes (within the meaning of Rule 405 under the Securities Act) and (ii) it will deliver a prospectus in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Outstanding Notes indicated in the box entitled “Description of Outstanding Notes Tendered Herewith” above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement dated November 23, 2010, as supplemented by the Joinder Agreement as of even date therewith, by and among the Issuer, the Guarantors named therein and Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, as the initial purchasers (the “Registration Rights Agreement”), and that the Issuer or the Guarantors shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Outstanding Notes.

By tendering the Outstanding Notes and executing this Letter of Transmittal, the undersigned represents to the Issuer and the Guarantors that (i) the Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, (ii) the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes in violation of the Securities Act, (iii) the undersigned is not an “affiliate” of the Issuer or any of the Guarantors within the meaning of Rule 405 under the Securities Act, and (iv) if the undersigned is a broker-dealer registered under the Securities Act, that it will receive Exchange Notes for its own account in exchange for the Outstanding Notes that were acquired as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act (including the prospectus delivery requirements in connection with any resale of such Exchange Notes).

The undersigned understands that all resales of the Exchange Notes must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Issuer assumes no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.

Each holder acknowledges and agrees that any broker-dealer and any such holder using the Exchange Offer to participate in a distribution of the Exchange Notes acquired in the Exchange Offer (i) could not under Securities and Exchange Commission (“SEC”) policy rely on the position of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (ii) must comply with the registration and prospectus delivery or availability, if applicable, requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such holder in exchange for Outstanding Notes acquired by such holder directly from the Issuer.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Outstanding Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Outstanding Notes hereby tendered or in whose name Outstanding Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signatures) of Holder(s))

Date

Name(s)

(Please print)

Capacity (full title)

Address

(Include Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S)

(If Required—See Instruction 3)

Authorized Signature

Dated

Name

Title

Name of Firm

Address of Firm

(Include Zip Code)

Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Exchange Notes and/or Outstanding Notes not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

Issue:	☐ Outstanding Notes not tendered to:
☐ Exchange Notes to:

Name(s)

Address:

(Include Zip Code)

Daytime Area Code and Telephone No.

Tax Identification No.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Exchange Notes and/or Outstanding Notes not tendered are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:	☐ Outstanding Notes not tendered to:
☐ Exchange Notes to:

Name(s)

Address:

(Include Zip Code)

Area Code and Telephone No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing such Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of Outstanding Notes may tender such notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal or the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

The method of delivery of this Letter of Transmittal, the Outstanding Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Outstanding Notes or Letters of Transmittal should be sent to the Issuer.

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. Holders may tender their Outstanding Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery that (a) sets forth the name and address of the holder of Outstanding Notes, if applicable, the certificate number(s) of the Outstanding Notes to be tendered and the principal amount of Outstanding Notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Outstanding Notes or confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of Outstanding Notes delivered electronically, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Outstanding Notes in proper form or confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of existing notes delivered electronically and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2.	Partial Tenders; Withdrawals.

If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled “Description of Outstanding Notes Tendered Herewith.” A newly issued certificate for any Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the applicable expiration date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

Except as otherwise provided in the Prospectus, if not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Issuer notifies the Exchange Agent that it has accepted the tender of Outstanding Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Notes or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited); (iv) include a statement that such holder is withdrawing its election to have such notes exchanged; (v) be signed by the holder in the same manner as the Outstanding signature on this Letter of Transmittal (including any required signature guarantees or be accompanied by documents of transfer sufficient to permit the Exchange Agent with respect to the Outstanding notes to register the transfer of such Outstanding notes into the name of the depositor withdrawing the tender); and (vi) specify the name in which any such Outstanding Notes are to be different, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the applicable Exchange Offer. Properly withdrawn Outstanding Notes may be tendered by following one of the procedures described under the caption “Exchange Offer Procedures” in the Prospectus at any time prior to the Expiration Date.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of such notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Guarantor Institution that is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, such notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that such notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.	Transfer Taxes.

The Issuer shall, except as otherwise disclosed in this Section 5, pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes on the one hand and/or Outstanding Notes for principal amounts not tendered or accepted for exchange on the other hand are to be delivered to, or are to be registered or issued in the name of, any other person other than the registered holder of the Outstanding Notes tendered, or if tendered Outstanding Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.	Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.	Backup Withholding

Subject to the limitations described in the discussion in the Prospectus titled “Certain U.S. Federal Income Tax Considerations,” each U.S. holder of Outstanding Notes whose Outstanding Notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number (“TIN”) (e.g., the holder’s Social Security or federal employer identification number) and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is attached hereto, and to certify under penalties of perjury that the holder (or other payee) is not subject to backup withholding, or appropriately establish an exemption from backup withholding. Failure to provide the information on IRS Form W-9 in the manner described therein may subject the holder (or other payee) to a $50 penalty imposed by the IRS and federal backup withholding at the then applicable rate (currently 28% through 2012 and 31% thereafter) on any reportable payments to such holder.

Each non-U.S. holder of Outstanding Notes whose notes are accepted for exchange must submit a properly completed, appropriate IRS Form W-8, certifying, under penalties of perjury, to such holder’s foreign status. Failure to provide a properly completed, appropriate IRS Form W-8 may subject the holder (or other payee) to backup withholding at the then applicable rate (currently 28% through 2012 and 31% thereafter) on any reportable payments to such holder. An applicable IRS Form W-8 may be obtained from the Exchange Agent or at the IRS website at http://www.irs.gov.

Backup withholding is not an additional tax. Any amounts withheld from a payment under the backup withholding rules will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

9.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Outstanding Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.